                                                                     EXHIBIT 4.3


         PREFERRED STOCK                          PREFERRED STOCK
            NUMBER                                     SHARES



INCORPORATED UNDER THE LAWS OF                     SEE REVERSE FOR
     THE STATE OF DELAWARE                       CERTAIN DEFINITIONS
                                                  CUSIP 87924V 30 9

                                  [TCI LOGO]

                          TELE-COMMUNICATIONS, INC.

                       CLASS B 6% CUMULATIVE REDEEMABLE
                     EXCHANGEABLE JUNIOR PREFERRED STOCK

     This Certifies That




     Is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS B 6% CUMULATIVE REDEEMABLE EXCHANGEABLE JUNIOR PREFERRED STOCK, $1 PAR VALUE PER SHARE OF

                     [TCI TELE-COMMUNICATIONS, INC. LOGO]

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation of the Corporation and all amendments thereto.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ STEPHEN M. BRETT                          /s/JOHN C. MALONE
- --------------------                          ---------------------
    Secretary                                    President

               [TELE-COMMUNICATIONS, INC. CORPORATE SEAL LOGO]

COUNTERSIGNED:                                           TRANSFER AGENT

                             THE BANK OF NEW YORK
                                  (NEW YORK)

BY


                                                   AUTHORIZED SIGNATURE

                          TELE-COMMUNICATIONS, INC.

     THE CORPORATION WILL FURNISH TO EACH STOCKHOLDER, UPON REQUEST AND
WITHOUT CHARGE, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     IF THE CORPORATION ELECTS TO REDEEM IN PART THE SHARES OF CLASS B 6% CUMULATIVE REDEEMABLE EXCHANGEABLE JUNIOR PREFERRED STOCK, THE CORPORATION WILL NOT BE REQUIRED TO REGISTER A TRANSFER OF (I) ANY SHARES OF SUCH CLASS FOR
A PERIOD OF 15 DAYS NEXT PRECEDING ANY SELECTION OF SHARES OF SUCH CLASS TO BE REDEEMED OR (II) ANY SHARES OF SUCH CLASS SELECTED OR CALLED FOR REDEMPTION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-  as tenants in common                              UNIF GIFT MIN ACT:                  CUSTODIAN
TEN ENT-  as tenants by the entireties                                        ------------------         --------------------
 JT TEN-  as joint tenants with                                                    (Cust)                       (Minor)
          right of survivorship and
          not as tenants in common                                          under Uniform Gifts to Minors

                                                                            Act
                                                                                ---------------------------------------------
                                                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED,                 hereby sell, assign and transfer unto
                      ----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
|                                       |
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------

                                                                       Shares
- ----------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  -----------------------------------------

                                                                  Attorney to
- -----------------------------------------------------------------

transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
       -----------------------------

                        X
                          ----------------------------------------------------
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.